BLACKROCK FUNDS II

BlackRock Inflation Protected Bond Portfolio

(the “Fund”)

Supplement dated June 9, 2017 to the Statement of Additional Information (“SAI”), dated April 28, 2017, as amended and supplemented to date

Effective as of June 12, 2017, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the Fund’s contractual management fee rate. Accordingly, the Fund’s SAI is amended as follows:

The first three paragraphs, along with the tables contained therein, in the section of the SAI entitled “Management and Advisory Arrangements” are deleted in their entirety and replaced with the following:

Effective June 12, 2017, the Trust, on behalf of the Fund, has entered into an investment advisory agreement with the Manager (the “Management Agreement”), pursuant to which the Manager receives as compensation for its services to the Fund, a fee with respect to the Fund at the end of each month at the rates described below.

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE FUND (BEFORE WAIVERS)

Average Daily Net Assets	Management Fee
First $1 billion	0.250%
$1 billion — $3 billion	0.240%
$3 billion — $5 billion	0.230%
$5 billion — $10 billion	0.220%
Greater than $10 billion	0.210%

For the period October 1, 2015 through June 11, 2017, the maximum annual management fees payable to BlackRock by the Trust, on behalf of the Fund, were calculated as follows:

Average Daily Net Assets	Management Fee
First $1 billion	0.300%
$1 billion — $2 billion	0.290%
$2 billion — $3 billion	0.280%
Greater than $3 billion	0.270%

Prior to October 1, 2015, the maximum annual management fees payable to BlackRock by the Trust, on behalf of the Fund, were calculated as follows:

Average Daily Net Assets	Management Fee
First $1 billion	0.400%
$1 billion — $2 billion	0.375%
$2 billion — $3 billion	0.350%
Greater than $3 billion	0.325%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-IPB-0617SUP